UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2013

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 19, 2013, Altria Group, Inc. (“Altria”) amended and restated its $3.0 billion senior unsecured 5-year revolving credit agreement (the “Amended and Restated Credit Agreement”) with the lenders named therein and JPMorgan Chase Bank, N.A. (“JPMCB”) and Citibank, N.A. (“Citibank”), as administrative agents. The Amended and Restated Credit Agreement extends the expiration date to August 19, 2018 and includes an option, subject to certain conditions, for Altria to extend the Amended and Restated Credit Agreement for two additional one-year periods. The terms of the Amended and Restated Credit Agreement are otherwise substantially unchanged.
Some of the lenders under the Amended and Restated Credit Agreement and their affiliates have various relationships with Altria and its subsidiaries involving the provision of financial services, including cash management, investment banking and trust services.
The description above is a summary and is qualified in its entirety by the Amended and Restated Credit Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 8.01. Other Events.
On August 23, 2013, Altria’s Board of Directors authorized a $700 million expansion of Altria’s current April 2013 share repurchase program from $300 million to $1 billion. Altria expects to complete the program by the end of the third quarter of 2014. The timing of share repurchases depends upon marketplace conditions and other factors. The program remains subject to the discretion of Altria’s Board of Directors.
Forward-Looking and Cautionary Statements
This Current Report on Form 8-K contains projections of future results and other forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Important factors that may cause actual results and outcomes to differ materially from those contained in the projections and forward-looking statements included in this Current Report on Form 8-K are described in Altria’s publicly filed reports, including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the period ended June 30, 2013. Altria does not undertake to update any forward-looking statements that it may make except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Altria or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above.
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits

10.1	Amended and Restated 5-Year Revolving Credit Agreement, dated as of August 19, 2013, among Altria, the lenders named therein and JPMCB and Citibank, as administrative agents

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE: August 23, 2013

EXHIBIT INDEX
Exhibit No.    Description

10.1	Amended and Restated 5-Year Revolving Credit Agreement, dated as of August 19, 2013, among Altria, the lenders named therein and JPMCB and Citibank, as administrative agents

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